GPS FUNDS I
GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund
(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE PROSPECTUS
DATED AUGUST 1, 2012

The date of this Supplement is April 19, 2013

Genworth Financial, Inc. (“Genworth”), the parent company of Genworth Financial Wealth Management, Inc. (“GFWM”), the investment advisor of each Fund, has agreed to enter into a transaction (the “Transaction”) whereby Genworth would sell its wealth management business, including GFWM, to a partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC.  The Transaction is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals.

The Transaction will cause certain agreements for the Funds to automatically terminate as required by law, including the investment advisory agreement between GFWM and GPS Funds I, on behalf of each Fund, as well as the sub-advisory agreements between GFWM and the Funds’ sub-advisors, on behalf of the Funds.  The Board of Trustees of GPS Funds I has approved a new investment advisory agreement and, as applicable, new sub-advisory agreement(s) for each Fund.

The Board of Trustees of GPS Funds I has determined to present the new investment advisory agreement to shareholders for their approval.  A meeting of the shareholders of record of each Fund as of May 1, 2013 is scheduled to be held on or about July 10, 2013.  In advance of the meeting, shareholders entitled to vote at the meeting will receive proxy materials discussing the Transaction in greater detail and including, among other information, a form of the new investment advisory agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE